                                                                    Exhibit 10.4

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (the "Third Amendment"), dated as of February 14, 1997 is entered into by and between DRIL-QUIP, INC., a Texas corporation ("Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994 and that certain Second Amendment to Credit Agreement dated December 13, 1995 (collectively, the "Credit Agreement"), Lender agreed to make available to Borrower certain loans upon the terms and conditions and for the purposes therein contained;

     WHEREAS, Borrower has requested that its revolving line of credit be increased up to a maximum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) and extended to June 1, 1999 and Lender has agreed to such increase and extension;

     WHEREAS, Borrower has requested Lender to make available to Borrower an additional advancing line of credit of up to THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and Lender has agreed to make such loan to Borrower;

     WHEREAS, Borrower has requested Lender to consolidate certain term loans;

     WHEREAS, Borrower has requested Lender to make certain other changes to the Credit Agreement; and

     WHEREAS, Borrower and Lender desire to amend the Credit Agreement so that the Credit Agreement evidences such increase and extension of the revolving line of credit, governs such additional advancing line of credit, consolidates certain term loans and effects such other changes;

     NOW THEREFORE, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is modified as follows:

          1.1 Wherever the term "Agreement" is used in the Credit Agreement, such term shall refer to the Credit Agreement as amended by this Third Amendment;

          1.2 Article I - Definitions. The definition of the term "Commitment" is deleted in its entirety, and the following is substituted in place thereof:

                    "Commitment" means (i) the commitment of Lender to make available the Revolving Credit Loan hereunder, (ii) the commitment of Lender to make available the Fourth Advancing Credit Loan hereunder, (iii) the commitment of Lender to make available the Term Loan hereunder and (iv) the commitment of Lender to issue the Letters of Credit hereunder.

          1.3 Article I - Definitions. The definition of the term "Loans" is deleted in its entirety, and the following is substituted in place thereof:

                    "Loans" means, collectively, the Revolving Credit Loan, the Fourth Advancing Credit Loan and the Term Loan, and "Loan" means singly, the Revolving Credit Loan, the Fourth Advancing Credit Loan or the Term Loan.

          1.4 Article I - Definitions. The definition of the term "Notes" is deleted in its entirety, and the following is substituted in place thereof:

                    "Notes" shall mean the Revolving Credit Note, the Fourth Advancing Credit Note and the Term Note and all extensions, renewals and modifications thereof.

          1.5 Article I - Definitions. The definition of the term "Revolving Credit Committed Sum" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Committed Sum" means TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), as such amount may be reduced pursuant to Section 2.06.

          1.6 Article I - Definitions. The definition of the term "Revolving Credit Note" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Note" means the promissory note in favor of Lender in substantially the form of Exhibit O hereto, and all extensions, renewals and modifications thereof.

          1.7 Article I - Definitions. The definition of the term "Revolving Credit Termination Date" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Termination Date" means June 1, 1999, or such earlier date as the Revolving Credit Commitment terminates as provided in this Agreement.

          1.8 Article I - Definitions. The definition of the term "Term Note" is deleted in its entirety, and the following is substituted in place thereof:

                    "Term Note" means the promissory note described in Section
                    4.01 hereof in favor of Lender in substantially the form of Exhibit P hereto, and all extensions, renewals and modifications thereof.

          1.9 Article I - Definitions. Article I-Section 1.01 of the Agreement is hereby amended to add thereto the following definitions:

                    "Fourth Advancing Credit Commitment Fee" shall have the meaning set forth in Section 3.28 hereof.

                    "Fourth Advancing Credit Commitment Period" means the period commencing on February 14, 1997 and ending on the Fourth Advancing Credit Termination Date.

                    "Fourth Advancing Credit Committed Sum" means THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), as such amount may be reduced pursuant to Section 3.27 or otherwise.

                    "Fourth Advancing Credit Loan" means the Loan made by Lender to Borrower, in one or more Advances, during the Fourth Advancing Credit Commitment Period, pursuant to Section 3.22.

                    "Fourth Advancing Credit Note" means the promissory note in favor of Lender in substantially the form of Exhibit Q hereto, and all extensions, renewals and modifications thereof.

                    "Fourth Advancing Credit Termination Date" means 11:00 a.m. Houston, Texas, time on December 31, 1997, or such earlier date as the Commitment to make Advances pursuant to Section
                    3.22 terminates as provided in this Agreement.

          1.10 Article II. Article 11 is hereby amended to substitute the following for Section 2.02 in its entirety:

                    Section 2.02. Revolving Credit Note. The obligation of Borrower to repay the Revolving Credit Loan shall be evidenced by the Revolving Credit Note executed by Borrower, payable to the order of Lender, in the principal amount of the Revolving Credit Committed Sum and dated February 14, 1997. The principal of the Revolving Credit Loan shall be due and payable on the Revolving Credit Termination Date. The Revolving Credit Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the maximum rate permitted from day to day by applicable law ("Maximum Rate"), including as to
                    Article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling", or (b) the sum of the Bank One Texas Base Rate in effect from day to day plus one-fourth of one percent (1/4%), each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Bank One Texas Base Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Revolving Credit Loan to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Texas Base Rate shall not reduce the rate of interest on the Revolving Credit Loan below the Maximum Rate until the aggregate amount of interest accrued on the Revolving Credit Loan equals the aggregate amount of interest which would have accrued on the Revolving Credit Loan if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Revolving Credit Loan shall be due and payable (a) quarterly in arrears, on the 1st day of each successive April, July, October and January commencing on April 1, 1997, until payment in full of the outstanding principal under the Revolving Credit Note and (b) on the Revolving Credit Termination Date. All past due principal and interest shall bear interest at the Maximum Rate.

          1.11 Article III.  Article III is hereby amended to delete Section
               3.15 through and including Section 3.21.

          1.12 Article III. Article III is hereby amended to add thereto the following Sections:

                    Section 3.22. Commitment for Fourth Advancing Credit Loan. Subject to the terms and conditions of this Agreement, and provided that no Default or Event of Default has occurred or is continuing, Lender agrees to lend to Borrower, pursuant to this Agreement, such amounts as the Borrower may request in one or more Advances, from time to time during the Fourth Advancing Credit Commitment Period to and including the Fourth Advancing Credit Termination Date; provided, however, that such Advances shall not exceed either singularly or cumulatively the Fourth Advancing Credit Committed Sum; and further provided that Lender shall not be obligated to make such Loans pursuant to this Section 3.22 in excess of eighty-five percent (85%) of the cost of improvements, eighty percent (80%) of the cost of new equipment, eighty percent (80%) of the cost of used, refurbished equipment and sixty percent (60%) of the cost of used, unrefurbished equipment; provided, however, that with respect to any used, unrefurbished equipment, if Borrower should subsequently refurbish such equipment, then the limit shall be increased to eighty percent (80%) and Borrower may increase the amount borrowed hereunder on account of such equipment to bring the total to eighty percent (80%) of the cost of such equipment and the cost of refurbishing such equipment.

                    Section 3.23.  Fourth Advancing Credit Note. The
                    obligation of Borrower to repay the Fourth Advancing Credit Loan shall be evidenced by the Fourth Advancing Credit Note executed by Borrower, payable to the order of Lender, in the principal amount of the Fourth Advancing Credit Committed Sum and dated February 14, 1997. The principal of the Fourth Advancing Credit Loan outstanding on the Fourth Advancing Credit Termination Date, plus accrued and unpaid interest thereon, shall be due and payable: (a) in three (3) installments of accrued and unpaid interest only due and payable on April 1, 1997, July 1, 1997 and October 1, 1997;
                    (b) in fifteen (15) installments each equal to ONE HUNDRED THOUSAND

                    AND NO/100 DOLLARS ($100,000.00) of principal, together with all accrued and unpaid interest, the first of such installments being due and payable on or before January 1, 1998 and like installments being due and payable on the first day of each succeeding third calendar month thereafter through and including July 1, 2001; and (c) a final installment shall be due on or before October 1, 2001 in an amount equal to the remaining unpaid principal outstanding on the Fourth Advancing Credit Loan together with all accrued and unpaid interest. The Fourth Advancing Credit Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the sum of the Bank One Base Rate in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Bank One Base Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Fourth Advancing Credit Loan to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate shall not reduce the rate of interest on the Fourth Advancing Credit Loan below the Maximum Rate until the aggregate amount of interest accrued on the Fourth Advancing Credit Loan equals the aggregate amount of interest which would have accrued on the Fourth Advancing Credit Loan if the interest rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.

                    Section 3.24. Expiration of Commitment to Lend under Fourth Advancing Credit. The maximum obligation of Lender to make Advances under Section 3.22 hereof shall not at any time exceed, either singularly or cumulatively, the Fourth Advancing Credit Committed Sum, and Lender shall have no obligation to make additional Advances under Section 3.22 hereof and Lender's Commitment to lend to Borrower pursuant to Section 3.22 hereof shall terminate and expire at 11:00 a.m., Houston, Texas time on the Fourth Advancing Credit Termination Date; provided that Borrower's Obligations and the Rights of Lender under the Loan Papers shall continue in full force and effect until the Obligations have been paid and performed in full.

                    Section 3.25. Procedure for Borrowing Under the Fourth Advancing Credit Loan. During the Fourth Advancing Credit Commitment Period, Borrower shall give Lender a written notice executed on behalf of the Borrower by any Authorized Financial Officer of the Borrower (the "Notice of Fourth Advancing Credit Borrowing") of any proposed Borrowing under the Fourth Advancing Credit Loan which shall be irrevocable. Each Notice of Fourth Advancing Credit Borrowing shall be received by Lender not later than 11:00 a.m., Houston, Texas time, at least one (1) Business Day prior to any proposed Borrowing requested by Borrower together with copies of invoices for the equipment purchased or improvements undertaken. Each such Notice of Fourth Advancing Credit Borrowing shall be substantially in the form of Exhibit R attached hereto. Lender, at its option, may from time to time accept telephonic requests for Advances; provided that Borrower shall promptly thereafter provide Lender with a completed Notice of Fourth Advancing Credit Borrowing together with copies of invoices for the equipment purchased or improvements undertaken. Lender is hereby authorized to act in reliance upon a certificate of incumbency from Borrower's Secretary or Assistant Secretary as to the identity of the foregoing officers and their due appointment and authorization to issue Borrowing requests and receive proceeds of Advances hereunder on behalf of Borrower unless and until Lender is in actual receipt of written notice by Borrower of revocation of said appointment and authorization. Prior to 11:00 a.m. (Houston, Texas, time) on each Borrowing Date and subject to the provisions of
                    Section 3.22, Lender shall make available to Borrower in immediately available funds such requested Advance by deposit to Borrower's deposit account maintained with Lender or other reasonable disposition of such funds as Borrower shall request in writing. Lender may, and is hereby authorized by Borrower to, endorse on the schedule attached to the Fourth Advancing Credit Note or on a continuation of such schedule attached to and made a part of such Fourth Advancing Credit Note an appropriate notation evidencing the date and amount of each Advance and payment and prepayment by Borrower of the principal of and interest on the Fourth Advancing Credit Loan evidenced by such Fourth Advancing Credit Note, but the failure of Lender to make any such endorsement or any incorrect endorsement shall not subject Lender to any liability hereunder and shall not limit or otherwise affect the obligations of Borrower under such Fourth Advancing Credit Note.

                    Section 3.26. Use of Proceeds of Fourth Advancing Credit Loan. The proceeds of the Advances comprising the Fourth Advancing Credit Loan shall be used to pay (or reimburse Borrower for amounts already spent by Borrower since October 1, 1996) for up to eighty-five percent (85%) of the costs of Borrower for improvements on the realty described on
                    Schedule 3 attached to the Credit Agreement, up to eighty-five percent (85%) of the cost of improvements, eighty percent (80%) of the cost of new equipment, eighty percent (80%) of the cost of used, refurbished equipment and sixty percent (60%) of the cost of used, unrefurbished equipment; provided, however, that with respect to any used, unrefurbished equipment, if Borrower should subsequently refurbish such equipment, then the limit shall be increased to eighty percent (80%) and Borrower may increase the amount borrowed hereunder on account of such equipment to bring the total to eighty percent (80%) of the cost of such equipment and the cost of refurbishing such equipment.

                    Section 3.27. Reduction or Termination of Fourth Advancing Committed Sum. Borrower may at any time by giving at least three (3) Business Days' notice in writing to Lender terminate or reduce the Fourth Advancing Credit Committed Sum; provided, however, that no such reduction of the Fourth Advancing Credit Committed Sum shall be effective unless the amount by which the Fourth Advancing Credit Committed Sum is reduced shall be ONE HUNDRED THOUSAND AND NO/100 ($100,000.00) or an integral multiple thereof. Once reduced or terminated, the Fourth Advancing Credit Committed Sum may not be increased or reinstated without the prior written consent of Lender.

                    Section 3.28. Fourth Advancing Credit Commitment Fee. Borrower agrees to pay to Lender a fee (the "Fourth Advancing Credit Commitment Fee") on the average daily unused portion of the Fourth Advancing Credit Commitment, from February 14, 1997 to and including the Fourth Advancing Credit Termination Date, at the rate of one-half of one percent (1/2%) per annum based on a 365 day year and the actual number of days elapsed payable in arrears, on April 1, 1997, July 1, 1997, October 1, 1997 and on the Fourth Advancing Credit Termination Date.

          1.13 Article IV. Article IV is hereby amended to substitute the following for Article IV in its entirety:

                                   Term Loan
                                   ---------

                    Section 4.01. Commitment for Term Loan. Subject to the terms and conditions of this Agreement, and provided that no Default or Event of Default has occurred and is continuing on the Closing Date, Lender agrees to make the Term Loan to Borrower under the Term Note, in the amount of TEN MILLION SIX HUNDRED FIFTY-SEVEN THOUSAND AND NO/100 DOLLARS ($10,657,000.00), which amount represents a renewal and extension, in whole or in part, of the principal indebtedness evidenced by:

                         (a) that certain Promissory Note dated October 1, 1995
                    in the principal amount of $11,622,000.00 executed by Borrower and payable to the order of Lender; and

                         (b) that certain Promissory Note dated December 13,
                    1995 in the principal amount of $2,000,000.00 executed by Borrower and payable to the order of Lender.

                    Section 4.02. Term Note. The obligation of Borrower to repay the Term Loan shall be evidenced by the Term Note executed by Borrower, payable to the order of Lender, in the principal amount of the Term Loan and dated February 14, 1997. The principal of the Term Loan, plus accrued and unpaid interest thereon, shall be due and payable in:

                         (a) nine (9) consecutive installments each equal to SIX
                    HUNDRED FORTY-NINE THOUSAND AND NO/100 DOLLARS ($649,000.00) of principal, together with all accrued and unpaid interest, the first of such installments being due and payable on or before April 1, 1997 and like installments being due and payable on the first day of each succeeding third calendar month thereafter through and including April 1, 1999; and

                         (b) a final installment due and payable on July 1, 1999
                    in an amount equal to the remaining unpaid principal amount outstanding on the Term Loan, together with all accrued and unpaid interest.

                    The Term Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the sum of the Bank One Texas Base Rate in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Bank One Texas Base Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Texas Base Rate shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the interest rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.

          1.14 Article X. Article X is hereby amended to substitute the following for Section 10.04 in its entirety:

                    Section 10.04. Lease Obligations. Permit aggregate payments of Borrower and Subsidiaries under leases of real or personal property to exceed ONE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($1,600,000.00) in the aggregate during any fiscal year.

     2. Condition Precedent. The obligation of Lender to make any Advances pursuant to Sections 2.01 or 3.22 of the Agreement is subject to the condition precedent that the Lender shall have received all of the following, each duly executed and in form and substance satisfactory to Lender:

          (a) Promissory Note dated February 14, 1997 in the principal amount of $25,000,000.00 executed by Borrower to the order of Lender, after execution and delivery being the Revolving Credit Note;

          (b) Promissory Note dated February 14, 1997 in the principal amount of $10,657,000.00 executed by Borrower to the order of Lender, after execution and delivery being the Term Note;

          (c) Promissory Note dated February 14, 1997 in the principal amount of $3,000,000.00 executed by Borrower to the order of Lender, after execution and delivery being the Fourth Advancing Credit Note;

          (d) Ratifications or amendments of existing Security Documents and/or new Security Documents as may be requested by Lender to continue or establish a Lien in favor or for the benefit of Lender in or against (i) all of Borrower's accounts, accounts receivable, equipment, machinery, fixtures, raw materials, work-in-process, inventory, chattel paper, documents, instruments and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, and (ii) the realty described in
               Schedule 3 of the Credit Agreement, the appurtenances thereto and improvements thereon;

          (e) Certified copies of resolutions of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance, respectively, of those of this Fourth Amendment, the Revolving Credit Note, the Fourth Advancing Second Credit Note, the Term Note and all other documents provided for in this Third Amendment to which each is a party;

          (f) The articles of incorporation of Borrower certified by the Secretary of State of the State of incorporation, and dated reasonably near the date of this Third Amendment;

          (g) Certificates of the appropriate government officials of the jurisdiction of incorporation of Borrower as to its existence and good standing, dated reasonably near the date of this Third Amendment; and

          (h)  A favorable opinion of legal counsel to Borrower.

     3. Representations and Warranties. The representations and warranties made in Article VIII of the Credit Agreement by Borrower to Lender are true and correct as of the date of execution of this Third Amendment.

     4. Defined Terms. Words and terms used herein which are defined in the Credit Agreement are used herein as defined in the Credit Agreement, except as specifically modified by the terms of this Third Amendment. Any of the terms used in this Third Amendment which are not defined in the Credit Agreement shall be used therein as herein defined.

     5. Preservation of the Credit Agreement. Except as specifically modified by the terms of this Third Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement shall remain in full force and effect.

     6. Applicable Law. This Third Amendment shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Texas.

     7. Entire Agreement. The Credit Agreement as amended by this Third Amendment and the other Loan Papers contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by the Credit Agreement as amended by this Third Amendment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

                                    BORROWER:

                                    DRIL-QUIP, INC.


                                    By:
                                       -------------------------
                                         J. Mike Walker
                                         Vice President

                                    LENDER:

                                    BANK ONE, TEXAS, NATIONAL
                                         ASSOCIATION


                                    By:
                                         -----------------------
                                         Charles Kingswell-Smith
                                         Vice President

                                   EXHIBIT O

                                PROMISSORY NOTE


$25,000,000.00            Houston, Texas        February ___, 1997


          FOR VALUE RECEIVED, the undersigned, DRIL-QUIP, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 910 Travis, Houston, Harris County, Texas, on June 1, 1999, in lawful money of the United States of America, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance hereof, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law as the same exists from day to day during the term hereof ("Maximum Rate"), including, as to
Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" or (b) the sum of the Bank One Base Rate (hereinafter defined) of Payee in effect from day to day plus one-fourth of one percent (1/4%), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate; provided however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect.

     Accrued and unpaid interest shall be due and payable quarterly in arrears during the term hereof, on the 1st day of each successive April, July, October and January commencing on April 1, 1997, until payment in full of the outstanding principal hereunder. All principal hereof, together with all accrued and unpaid interest thereon, shall be due and payable on maturity. All past due principal and interest shall bear interest at the Maximum Rate.

     Whenever any payment hereunder shall be stated to be due on a day that is not a day Payee is open for business, such payment may be made on the next succeeding day Payee is open for business and interest shall continue to accrue during such extension.

     As used herein, the term "Bank One Base Rate" means, at any time the lesser of (i) the rate of interest per annum then most recently established by Payee as its Bank One Base Rate in effect

                                                               --------------
                                                               Initialled for
                                                               Identification

                             Page 1 of a 4 Page Note
from day to day, with each change in the rate of interest charged as the Bank One Base Rate to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate, such Bank One Base Rate to be computed on the basis of a year composed of 365 days for the actual number of days elapsed (including the first day but excluding the last day) or (ii) the Maximum Rate (as herein defined).

     This note is the Revolving Credit Note provided for and as defined in that certain Credit Agreement dated March 30, 1994 as amended by First Amendment to Credit Agreement dated December 20, 1994, Second Amendment to Credit Agreement dated December 13, 1995 and that certain Third Amendment to Credit Agreement dated of even date herewith by and among Maker and Payee (such instruments as the same may be amended or modified from time to time, are hereinafter referred to as the "Agreement").

     Maker may prepay the principal of this note upon the terms and conditions specified in the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

     If default be made in the payment of principal or interest under this note and such default shall continue for three (3) Business Days after notice thereof to Maker pursuant to the Agreement, as defined in the Agreement, or upon the occurrence of any other Event of Default as such term is defined in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.


                                                             ______________
                                                             Initialled for
                                                             Identification

                            Page 2 of a 4 Page Note

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This note is performable in Houston, Harris County, Texas, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive the right to be sued hereon elsewhere. This note shall be governed by and construed in accordance with the laws of the state of Texas and the applicable laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. Maker acknowledges and understands that under the laws of the State of Texas, unless waived, Maker has the right to notice of Payee's intent to accelerate the indebtedness evidenced by this note, the right to notice of the actual acceleration of the indebtedness evidenced by this note, and the right to presentment of this note by Payee's demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this note it agrees to waive its right to notice of intent to accelerate, its right to notice of acceleration, and its right to presentment or other demand for payment. The holder shall similarly have the right to deal in any way, at any time, without one or more of the foregoing parties without notice to any other party, and to grant any such party and extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This note is executed in renewal and extension, but not in novation or discharge, of that certain Promissory Note dated October 1, 1995, in the original principal amount of $20,000,000.00, executed by Maker for the benefit of Payee.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this note or any continuation thereof, all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this note; provided, however, any failure by the holder hereof to make endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this note.



                                                               --------------
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                                                               Identification

                            Page 3 of a 4 Page Note

                                    DRIL-QUIP, INC.



                                    By:
                                         ------------------------------------
                                         J. Mike Walker, Vice President



                                                               ---------------
                                                               Initialled for
                                                               Identification


                            Page 4 of a 4 Page Note

                                   EXHIBIT P

                                PROMISSORY NOTE


$10,657,000.00            Houston, Texas        February ___, 1997


          FOR VALUE RECEIVED, the undersigned, DRIL-QUIP, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 910 Travis, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of TEN MILLION SIX HUNDRED FIFTY-SEVEN THOUSAND AND NO/100 DOLLARS ($10,657,000.00), plus accrued and unpaid interest thereon as hereinafter calculated, as follows:

          (a) nine (9) quarterly installments each in the principal amount of SIX HUNDRED FORTY-NINE THOUSAND AND NO/100 DOLLARS ($649,000.00), together with all accrued and unpaid interest, with the first of such installments due and payable on April 1, 1997, and like successive installments of principal plus accrued and unpaid interest due and payable on the 1st day of each succeeding July, October, January and April thereafter, through and including April 1, 1999; and

          (b) a tenth (10th) and final installment in the amount of all outstanding principal, plus accrued and unpaid interest, due and payable on the maturity of this note, July 1, 1999.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law as the same exists from day to day during the term hereof ("Maximum Rate"), including, as to
Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" or (b) the sum of the Bank One Base Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate; provided however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.

                                                               --------------
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                                                               Identification

                            Page 1 of a 4 Page Note

     As used herein, the term "Bank One Base Rate" means, at any, time the lesser of (i) the rate of interest per annum then most recently established by Payee as its Bank One Base Rate in effect from day to day, with each change in the rate of interest charged as the Bank One Base Rate to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate, such Bank One Base Rate to be computed on the basis of a year composed of 365 days for the actual number of days elapsed (including the first day but excluding the last day) or (ii) the Maximum Rate (as herein defined).

     This note is the Term Note provided for and as defined in that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated December 13, 1995 and that certain Third Amendment to Credit Agreement dated of even date herewith by and among Maker and Payee (such instrument as the same may be amended or modified from time to time, is hereinafter referred to as the "Agreement").

     Maker may prepay the principal of this note upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

     If default be made in the payment of principal or interest under this note and such default shall continue for three (3) Business Days after notice thereof to Maker pursuant to the Agreement, as defined in the Agreement, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.


                                                               ----------------
                                                               Initialled for
                                                               Identification

                            Page 2 of a 4 Page Note

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This note is performable in Houston, Harris County, Texas, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive the right to be sued hereon elsewhere. This note shall be governed by and construed in accordance with the laws of the state of Texas and the applicable laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. Maker acknowledges and understands that under the laws of the State of Texas, unless waived, Maker has the right to notice of Payee's intent to accelerate the indebtedness evidenced by this note, the right to notice of the actual acceleration of the indebtedness evidenced by this note, and the right to presentment of this note by Payee's demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this note it agrees to waive its right to notice of intent to accelerate, its right to notice of acceleration, and its right to presentment or other demand for payment. The holder shall similarly have the right to deal in any way, at any time, without one or more of the foregoing parties without notice to any other party, and to grant any such party and extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This note is executed in renewal and rearrangement but not in novation or discharge, of (i) that certain Promissory Note dated October 1, 1995 in the original principal amount of $11,622,000.00, executed by Maker for the benefit of Payee, and (ii) that certain Promissory Note dated December 13, 1995 in the original principal amount of $2,000,000.00, executed by Maker for the benefit of Payee.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this note or any continuation thereof, all advances made to Maker hereunder and all payments made on account of the principal thereof which endorsements shall be prima facie evidence as to the outstanding principal amount of this note; provided, however, any failure by the holder hereof to make endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this note.


                                                               ---------------
                                                               Initialled for
                                                               Identification

                            Page 3 of a 4 Page Note

                                    DRIL-QUIP, INC.



                                    By:
                                         -------------------------------
                                         J. Mike Walker, Vice President




                                                               ---------------
                                                               Initialled for
                                                               Identification


                            Page 4 of a 4 Page Note

                                   EXHIBIT Q
                                   ---------

                                PROMISSORY NOTE


$3,000,000.00             Houston, Texas        February ___, 1997


          FOR VALUE RECEIVED, the undersigned, DRIL-QUIP, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 910 Travis, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as may be advanced and outstanding hereunder, plus accrued and unpaid interest thereon as hereinafter calculated, as follows:

          (a) in three (3) installments of accrued and unpaid interest due and payable on April 1, 1997, July 1, 1997 and October 1, 1997;

          (b) fifteen (15) quarterly installments each in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) of principal, together with all accrued and unpaid interest, with the first of such installments due and payable on January 1, 1998, and like successive installments of principal plus accrued and unpaid interest due and payable on the 1st day of each succeeding April, July, October and January thereafter, through and including July 1, 2001; and

          (c) a final installment in the amount of all outstanding principal, plus accrued and unpaid interest due and payable on the maturity of this note, October 1, 2001.

     Whenever any payment hereunder shall be stated to be due on a day that is not a day Payee is open for business, such payment may be made on the next succeeding day Payee is open for business and interest shall accrue during such extension.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law as the same exists from day to day during the term hereof ("Maximum Rate"), including, as to
Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" or (b) the sum of the Bank One Base Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of


                                                               ----------------
                                                               Initialled for
                                                               Identification


                            Page 1 of a 4 Page Note
each change in the Bank One Base Rate; provided however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.

     As used herein, the term "Bank One Base Rate" means, at any, time the lesser of (i) the rate of interest per annum then most recently established by Payee as its Bank One Base Rate in effect from day to day, with each change in the rate of interest charged as the Bank One Base Rate to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate, such Bank One Base Rate to be computed on the basis of a year composed of 365 days for the actual number of days elapsed (including the first day but excluding the last day) or (ii) the Maximum Rate (as herein defined).

     This note is the Fourth Advancing Credit Note provided for and as defined in that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated February 13, 1997 and that certain Third Amendment to Credit Agreement date of even date herewith by and between Maker and Payee (such instruments as the same may be further amended or modified from time to time, are hereinafter referred to as the "Agreement").

     Maker may prepay the principal of this note upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

     If default be made in the payment of principal or interest under this note and such default shall continue for three (3) Business Days after notice thereof to Maker pursuant to the Agreement, as defined in the Agreement, or upon the occurrence of any other Event of Default, as such term is


                                                               ----------------
                                                               Initialled for
                                                               Identification


                            Page 2 of a 4 Page Note
defined in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This note is performable in Houston, Harris County, Texas, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive the right to be sued hereon elsewhere. This note shall be governed by and construed in accordance with the laws of the state of Texas and the applicable laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. Maker acknowledges and understands that under the laws of the State of Texas, unless waived, Maker has the right to notice of Payee's intent to accelerate the indebtedness evidenced by this note, the right to notice of the actual acceleration of the indebtedness evidenced by this note, and the right to presentment of this note by Payee's demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this note it agrees to waive its right to notice of intent to accelerated, its right to notice of acceleration, and its right to presentment or other demand for payment. The holder shall similarly have the right to deal in any way, at any time, without one or more of the foregoing parties without notice to any other party, and to grant any such party and extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this note or any continuation thereof, all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this note; provided, however, any failure by the holder hereof to


                                                               ---------------
                                                               Initialled for
                                                               Identification

                            Page 3 of a 4 Page Note
make endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this note.

                                    DRIL-QUIP, INC.



                                    By:
                                         -------------------------------
                                         J. Mike Walker, Vice President


                                                              -----------------
                                                              Initialled for
                                                              Identification

                            Page 4 of a 4 Page Note

                                   EXHIBIT R
                                   ---------

                       FORM OF NOTICE OF FOURTH ADVANCING
                                CREDIT BORROWING


                            _________________, 19___


BANK ONE, TEXAS, NATIONAL ASSOCIATION
910 Travis Street
Houston, Texas 77002

Attention: ____________________

Gentlemen:

     The undersigned is an Authorized Financial Officer of Dril-Quip, Inc., a Texas corporation ("Borrower") , and as such is authorized to make and deliver this Notice of Fourth Advancing Credit Borrowing pursuant to Section 3.25 of that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated December 13, 1995 and that certain Third Amendment to Credit Agreement dated February 14, 1997 (as may be further amended from time to time, the "Credit Agreement"), by and between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Lender") and Borrower. All terms defined in the Credit Agreement shall have the same meaning herein. Borrower hereby requests a Borrowing under the Fourth Advancing Credit Loan from Lender in accordance with
Section 3.25 of the Credit Agreement.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that:

          (i) Except as disclosed in Schedule I attached hereto, the representations and warranties contained in Article VIII of the Credit Agreement are true and correct in all material respects at and as of the date hereof as though made as of the date hereof.

          (ii) No Default or Event of Default has occurred and is continuing.

          (iii) The amount of the Fourth Advancing Credit Loan to be made pursuant to this request, either singularly or together with other Borrowings previously made under Section 3.22 of the Credit Agreement does not exceed the Fourth Advancing Credit Committed Sum.

Bank One, Texas, National Association
___________________, 19________
Page 2



          (iv) [Proceeds from this Borrowing will be used to pay for up to eighty-five percent (85%) of the costs of improvements to the realty described on Schedule 3 to the Credit Agreement].

          [Proceeds from this Borrowing will be used to pay for up to sixty percent (60%) of the cost of certain used, unrefurbished equipment].

          [Proceeds from this Borrowing will be used to pay for up to eighty percent (80%) of the cost of certain new equipment].

          [Proceeds from this Borrowing will be used to pay for up to eighty percent (80%) of the costs of certain used, refurbished equipment].

          (v) [Attached hereto are copies of invoices for such materials and work performed].

          [Attached hereto are copies of invoices for such equipment purchased].

          (vi) All information supplied herein is true and accurate as of the date hereof.

The Borrowing Date shall be ___________________________, 19_____.

                                    DRIL-QUIP, INC.

                                                            By:________________
                                                            Name:______________
                                                            Title:_____________